UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                      Date of Report
                      (Date of earliest event reported):                                                       August 22, 2011

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

           (608) 364-8800
(Registrant’s telephone number)

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On August 22, 2011, Regal Beloit Corporation (the “Company”) issued a news release announcing that that it has closed the acquisition of A. O. Smith’s Electrical Products Company and has scheduled a conference call pertaining to the acquisition for 9:00 AM CDT (10:00 AM EDT) on Tuesday, August 23, 2011.  A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	News Release of Regal Beloit Corporation, dated August 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           REGAL BELOIT CORPORATION

Date:  August 22, 2011                                                                 By: /s/ Peter C. Underwood
       Peter C. Underwood
       Vice President – General Counsel & Secretary

REGAL BELOIT CORPORATION
Exhibit Index to Report on Form 8-K
Dated August 22, 2011

Exhibit Number	Exhibit Description
99.1	News Release of Regal Beloit Corporation, dated August 22, 2011.